EXHIBIT 1
                                                                 to SCHEDULE 13D


                           JOINT ACQUISITION STATEMENT
                           PURSUANT TO RULE 13D-(f)(1)


                  The undersigned acknowledge and agree that the foregoing statement on Schedule 13D is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13D shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as November 6, 2000

                              GENERAL ATLANTIC PARTNERS III, L.P.

                              By:  GAP III Investors, Inc.,
                                   Its general partner

                              By:  /s/ Thomas J. Murphy
                                   --------------------------------------------
                                   Name:   Thomas J. Murphy
                                   Title:  Secretary


                              GAP III INVESTORS, INC.

                              By:  /s/ Thomas J. Murphy
                                   --------------------------------------------
                                   Name:   Thomas J. Murphy
                                   Title:  Secretary


                              GAP-BRIGHAM PARTNERS, L.P.

                              By:  /s/ Stephen P. Reynolds
                                   --------------------------------------------
                                   Name:   Stephen P. Reynolds
                                   Title:  General Partner

                              GAP COINVESTMENT PARTNERS II, L.P.


                              By:  /s/ Thomas J. Murphy
                                   --------------------------------------------
                                   Name:   Thomas J. Murphy
                                   Title:  Attorney-In-Fact